UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 4, 1998
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


     Delaware                             0-26954           22-3350958
(State or other jurisdiction of     (Commission File       (IRS Employer
incorporation or organization)          Number)           Identification No.)



380 Allwood Road, Clifton, New Jersey                           07012
(Address of principal executive offices)                     (Zip Code)



(Registrant's telephone number, including area code)       (973) 471-1005

                                 NOT APPLICABLE
      (Former name or former address,  if changed since last report.)

ITEM 5.         Other Events

On December 4, 1998, Consolidated Delivery & Logistics, Inc. (the "Company") announced that First Union Commercial Corporation ("First Union") and the Company executed an amendment to their existing credit facility (the "Modification Agreement"), increasing credit availability from $15 million to $25 million, subject to borrowing base requirements. The Modification Agreement became effective November 30, 1998 and amends the Loan and Security Agreement executed with First Union in July 1997, as amended. The credit facility is secured by all of the assets of the Company and its subsidiaries.

The Modification Agreement increased availability under the revolving credit facility to $22.5 million and established a $2.5 million equipment term loan line. Under the terms of the Modification Agreement, the Company is required to maintain certain financial ratios and comply with other financial conditions.
The Modification Agreement expires November 15, 2001. The Company plans to use the increased credit facility to finance acquisitions as they arise, to increase the size of the Company's truck fleet and for general working capital purposes.





ITEM 7.         Financial Statements and Exhibits

                c.   Exhibits

                99.1  Press Release issued December 4, 1998.
                99.2 Modification Agreement between First Union Commercial Corporation and Consolidated Delivery & Logistics, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   December 11, 1998            CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                  (Registrant)




                                      By:  /s/ Albert W. Van Ness, Jr.
                                      Albert W. Van Ness, Jr.
                                      Chairman of the Board, Chief Executive
                                      Officer and Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE,
CONTACT:

Drew Kronick, Vice President                       Lee Laino or Ken DiPaola
Consolidated Delivery & Logistics, Inc.            The Dilenschneider Group
TEL (973) 471-1005                                 (212) 922-0900


                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                    INCREASES CREDIT FACILITY TO $25 MILLION

         *Additional Funds Will be Used Primarily for New Acquisitions*

Clifton, NJ (December 4, 1998) - Consolidated Delivery & Logistics, Inc. (NASDAQ: CDLI) today announced that First Union Commercial Corporation and the company have executed an amendment to their existing credit facility, increasing availability from $15 Million to $25 million. The majority of the increased availability under the credit facility will be available for acquisitions and working capital. The balance will be earmarked for equipment financing - specifically, to increase the size of the Company's truck fleet as a result of the Company's projected growth.

Commenting on the new facility, Albert W. Van Ness, Jr., chairman and chief executive officer of CD&L, said, "After seven consecutive quarters of improved earnings, CD&L is poised for an aggressive program of growth via acquisitions. So far this year, we have made three acquisitions, which have increased annualized revenues by about $14 million. It is anticipated that additional strategic acquisitions will be concluded before year-end. Clearly, First Union Commercial Corporation has played an integral part in CD&L's successes to date and we look forward to our continued partnership as the Company implements its acquisition strategy."

This press release contains certain forward-looking statements regarding future events or the future financial performance of the Company. These forward-looking statements include comments on the Company's future business development. These forward-looking statements involve certain risks and uncertainties that may cause the actual events or results to differ materially from those indicated by such forward-looking statements. Potential risks and uncertainties include without limitation the risk that the Company will lack satisfactory merger or acquisition candidates and/or have an inability to conclude acquisitions or mergers on satisfactory terms, will be unable to obtain acquisition financing on satisfactory terms, or achieve cost savings or additional profits contemplated by the Company's business management strategy or other risks specified in the Company's SEC filing.

Consolidated Delivery & Logistics, Inc. headquartered in Clifton, New Jersey is a full service, same day ground and air delivery and logistics company with 70 offices in 24 states and the District of Columbia. The Company has nearly 4,000 employees and utilizes contractors to provide time sensitive delivery services to thousands of businesses.

Exhibit 99.2

                                            THIS MODIFICATION  AGREEMENT,  dated
                                            as  of  November  30,  1998  by  and
                                            between   FIRST   UNION   COMMERCIAL
                                            CORPORATION,   with   a   place   of
                                            business  at 1339  Chestnut  Street,
                                            Philadelphia,     PA     19107-3579,
                                            (hereinafter  called  "Lender")  and
                                            CONSOLIDATED  DELIVERY &  LOGISTICS,
                                            INC.,    CLAYTON/NATIONAL    COURIER
                                            SYSTEMS,   INC.,   NATIONAL  EXPRESS
                                            COMPANY,   INC.,   CLICK   MESSENGER
                                            SERVICE,   INC.,   CLICK   MESSENGER
                                            SERVICE  OF  N.Y.,   INC.,   OLYMPIC
                                            COURIER  SYSTEMS,  INC.,  SECURITIES
                                            COURIER  CORPORATION,   SILVER  STAR
                                            EXPRESS,  INC.,  SUREWAY AIR TRAFFIC
                                            CORPORATION,    SUREWAY    LOGISTICS
                                            CORPORATION,  and KBD SERVICES, INC.
                                            (hereinafter  sometimes individually
                                            and collectively called "Borrower").

                                    RECITALS
         WHEREAS, Lender, American Courier, Inc. ("American"), Court Courier Systems, Inc. ("Court"), and each of the Borrowers other than KBD Services, Inc., entered into a Loan and Security Agreement dated July 14, 1997, as modified by letter agreements dated as of September 30, 1997, as of April 30, 1998 and as of July 1, 1998, which, inter alia, sets forth the terms and conditions of a revolving credit facility of up to $15,000,000.00; and
         WHEREAS, KBD became a wholly owned subsidiary of Silver Star Express, Inc. and pursuant to a Joinder Agreement dated as of August 27, 1998 between Lender and Borrower , KBD Services, Inc. joined into the Loan Agreement and other Loan Documents as one of the Borrowers so that the Borrower could obtain Advances under the revolving credit facility provided for in the Loan Agreement based upon, inter alia, the accounts receivable of each Borrower, including KBD Services, Inc.; (the aforesaid Loan and Security Agreement as modified and as so joinded into by the aforesaid Joinder Agreement the "Loan Agreement"); and
         WHEREAS, American and Court merged into Click Messenger Service, Inc., and
         WHEREAS, Borrower has applied to Lender (a) for an increase in the maximum amount of the revolving credit facility to $22,500,000.00, (b) for an extension of the term of the increased revolving credit facility, (c) for an equipment acquisition term loan facility of up to $2,500,000.00, and (d) for other modifications to the terms and conditions set forth in the Loan Agreement and other Loan Documents; and
         WHEREAS, Lender has approved the application of the Borrower on the terms and condition set forth herein.
         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto adopt the above recitals and agree as follows:

1. Capitalized terms not defined herein but defined in the Loan Agreement shall have the same meanings ascribed to such terms in the Loan Agreement.
2. Paragraphs 1.4, 1.9, 1.23, 1.31, 1.47, 1.48, 1.60, 1.61, 1.65, 1.66, 1.68,
1.69, 1.76 and 1.79 of the Loan Agreement are hereby modified to read as follows:

                  1.4 "ADVANCE DOLLAR LIMIT" means Twenty Two Million Five Hundred Thousand and no/100 ($22,500,000.00) Dollars or such lesser amount as the maximum amount of the revolving credit facility provided for herein may be reduced in accordance with paragraph 7.10 hereof.
                  1.9 "BORROWING BASE" means the lesser of (A) Twenty Two Million Five Hundred Thousand and no/100 ($22,500,000.00) Dollars, or
         (B) the net of (i) the Eligible Loan Value of Eligible  Accounts  minus
         (ii) the Debenture Reserve Amount.
                  1.23 "ELIGIBLE LOAN VALUE OF ELIGIBLE ACCOUNTS" means up to eighty-five (85%) percent of the face amount of Eligible Accounts less returns and discounts, offsets, contra balances, credits or all allowances of any nature, at any time issued, owing, granted or outstanding.
                  1.31 "FIXED CHARGE COVERAGE RATIO" means at any date the ratio of (A)(i) the EBITDA minus (ii) all unfunded Capital Expenditures, dividends, and taxes paid during the 12 months ending on said date divided by (B) the sum of (i) the current portion of long-term debt paid or scheduled to be paid during the twelve (12) months ending on such date plus (ii) the interest expense for the twelve (12) months ending on said date.
                  1.47 "LIBOR LOAN" means each Advance, or Term Loan Advance, as applicable, on which interest thereon is in accordance with the terms of this Agreement, based on Libor.

                  1.48 "LIBOR MARGIN" means a percentage set forth below determined by reference to the Interest Rate and Fee Cash Flow Leverage Ratio of the Borrower on a consolidated basis, with adjustments to be made on the dates and as set forth in paragraph 2.2(D) hereof:

             Interest Rate & Fee
             Cash Flow Leverage Ratio                         Margin

             greater than 3.65 to 1.0                         2.00%
             2.75 - 3.65 to 1.0                               1.875%
             less than 2.75 to 1.0                            1.50%

                  1.60  "PERMITTED  ENCUMBRANCES"  means (A)  Liens  for  taxes, assessments or governmental charges or levies on property of Borrower if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being diligently contested in good faith and by appropriate proceedings and against which Borrower has established adequate reserves, (B) Liens imposed by law, such as carriers, warehousemen and mechanics Liens, and Liens incurred in connection with construction or other similar Liens arising in the ordinary course of business provided same are not at the time due and payable, (C) Liens arising out of pledge or deposits under workers compensation law, unemployment insurance, old age pension or other social security or retirement benefit or similar legislation, (D) Liens arising from judgments or awards with respect to which Borrower shall be diligently and in good faith prosecuting an appeal or proceedings for review and shall have secured a stay of execution pending such appeal or review, (E) Liens in favor of Lender or any Lender Affiliate,
         (F) the existing and future purchase money security interests in items of Equipment (G) the existing liens on specific assets of Borrower as identified on Exhibit 1.60 annexed hereto and (H) the liens existing on the date of consummation of an Acquisition on specific items of Equipment of an Acquired Entity.
                  1.61 "PERMITTED INDEBTEDNESS" means (A) Indebtedness to Lender or any Lender Affiliate, (B) Subordinated Debt consented to in writing by Lender including the Indebtedness under the Subordinated Convertible Debentures, (C) the Seller Indebtedness, (D) purchase money
         Indebtedness incurred with respect to the purchase of items of equipment or under Capital Leases of items of Equipment provided said Indebtedness incurred in each year does not exceed the maximum per annum Capital Expenditures permitted hereunder and (E) guarantees by a Borrower of the obligations of another Borrower to third persons provided that if the primary Indebtedness so guaranteed is Subordinated Debt the guarantee Indebtedness shall be Subordinated Debt.
                  1.65  "PRIME  RATE  LOANS"  means each  Advance,  or Term Loan
         Advance, as applicable, on which interest thereon is in accordance with the terms of this Agreement based on the Prime Rate.
                  1.66 "PRIME RATE MARGIN"  means a  percentage  set forth below determined by reference to the Interest Rate and Fee Cash Flow Leverage Ratio of the Borrower on a consolidated basis, with adjustments to be made on the dates and as set forth in paragraph 2.2(D) hereof:

         Interest Rate & Fee
         Cash Flow Leverage Ratio                         Margin

         greater than 3.65 to 1.0                        .25%
         2.75 - 3.65 to 1.0                               00%
         less than 2.75 to 1.0                     minus .25%

                  1.68 "SELLER INDEBTEDNESS" means (A) the Indebtedness of Borrower identified on Exhibit 5.20 annexed hereto arising from the purchase by Borrower of assets of third Persons and (B) all Indebtedness owing on account of or with respect to an Acquisition of the assets or stock of an Acquired Entity, including without limitation all Indebtedness incurred on account of the Purchase Price of an Acquisition.
                  1.69 "SUBORDINATED CONVERTIBLE DEBENTURES" means those certain 10 % Subordinated Convertible Debentures due August 21, 2000 of CD&L, the holders thereof and the principal amount thereof being identified in Exhibit 1.69 annexed hereto.
                  1.76 "TOTAL FUNDED DEBT" means all Indebtedness of the Borrower, including without limitation the Obligations of Borrower to Lender, the Indebtedness under the Subordinated Convertible Debentures, all other Subordinated Debt, the Seller Indebtedness and under Capital Leases.
                  1.79 "UNUSED COMMITMENT FEE RATE" means a percentage set forth below determined by reference to the Interest Rate and Fee Cash Flow Leverage Ratio of the Borrower on a consolidated basis, with adjustments to be made on the dates and as set forth in paragraph 2.2(D) hereof:

         Interest Rate & Fee Cash Flow Leverage Ratio               Rate
         --------------------------------------------               ----
         greater than 3.65 to 1.0                                   .50%
         2.75 to 3.65 to 1.0                                        .375%
         less than 2.75 to 1.0                                      .25%

3.       Article I of the Loan Agreement is hereby modified to add paragraphs
         1.81 through 1.92 as follows:
                  1.81 "ACQUIRED ENTITY" means any Person whose assets or capital stock was acquired by a Borrower pursuant to a Permitted Acquisition or other Acquisition consented to in writing by Lender.
                  1.82 "ACQUISITION" means any transaction which results in the acquisition of the capital stock or assets (other than the purchase of materials, supplies, etc. in the ordinary course of business) of a Person, including without limitation by a merger or exchange of stock.
                  1.83 "AGGREGATE ADVANCE DOLLAR LIMIT" means Twenty Five Million and no/100 Dollars ($25,000,000.00).
                  1.84    "CD&L"  means Consolidated Delivery & Logistics, Inc.
                  1.85    "EQUIPMENT LINE EXPIRATION DATE" means November 15,
         2001.
                  1.86 "PERMITTED ACQUISITION" means the Acquisition by a Borrower of the capital stock of or assets of a Person which meets the conditions set forth on Exhibit 1.86 annexed hereto and incorporated herein.
                  1.87 "PURCHASE PRICE" means the amounts paid or payable on account of or with respect to an Acquisition including without limitation (i) all sums payable (A) in cash, (B) under promissory notes or similar Instruments issued to the seller, (C) under non-competition and/or consulting Agreements entered into in connection with an Acquisition, and (D) under all "Earn Out" or similar agreements entered into in connection with an Acquisition that should be recorded on the financial statements of Borrower in accordance with GAAP and (ii) the value of any stock issued to the seller, such value to be equal to (x) the value, if any, placed on said stock in the applicable agreement under which the Acquisition is consummated or (y) if no value is placed on said stock in the applicable agreement the "value" to be assigned on the books and records of the Borrower in accordance with GAAP for the issuance of said stock, (including the increase in common stock and the increase in paid in capital) after consultation with and approval by (prior to consummation of the Acquisition) the independent certified public accountants of Borrower.
                  1.88 "SHAREHOLDER EQUITY" means the total shareholder equity of Borrower on a consolidated basis as determined in accordance with GAAP.
                  1.89 "TERM LOAN" means the Term Loan Advances converted to a term loan under paragraph 2.10(B) hereof.
                  1.90 "TERM LOAN ADVANCE(S)" means all loans by Lender to Borrower under the Term Loan facility provided for in paragraph 2.10 of this Agreement.
                  1.91 "TERM LOAN LIBOR MARGIN" means the Libor Margin in effect from time to time under this Agreement plus one half of one percent (.5%).
                  1.92 "TERM LOAN PRIME RATE MARGIN" means the Prime Rate Margin in effect from time to time under this Agreement plus one half of one percent (.5%).

4.       Paragraph 2.1 of the Loan Agreement is hereby modified to read as follows:
                  2.1      REVOLVING CREDIT FACILITY
                   (A) Facility. So long as no Default nor Event of Default exists, Lender shall, from time to time hereafter, through the Expiration Date, lend to Borrower such amounts as the Borrower may from time to time request, based upon the Eligible Loan Value of Eligible Accounts Receivable as may exist from time to time, but not to exceed the Borrowing Base, and as may be reported by Borrower to Lender on a borrowing base report in the form of Exhibit 2.1 which is to be submitted by Borrower to Lender by Thursday of each week and as of the close of business of the preceding Sunday. Lender shall have the right, from time to time, in the good faith exercise of its discretion, upon at least five (5) days prior notice to Borrower, to alter the percentages of the Eligible Loan Value of Eligible Accounts and/or to establish reserves against Eligible Accounts. Each month Lender may render to Borrower a statement of the status of the loans provided for herein, which Borrower hereby agrees shall be deemed to be an account stated and correct and acceptable to and binding on Borrower unless Lender shall receive a corrected statement of exceptions from Borrower within thirty (30) days after the monthly statements have been rendered to Borrower. The revolving credit facility provided for herein shall have a Term through November 15, 2001. All such loans shall be payable on the Expiration Date or as otherwise set forth in this Agreement and shall be evidenced by a promissory note in the form of Exhibit 2.1 annexed hereto. Notwithstanding the expiration of the Term, the rights of Lender hereunder and the obligations of Borrower hereunder, including any Obligations with respect to loans and other financial accommodations made after the Expiration Date, further including but not limited to the grant of security interests in and Liens on the Collateral as set forth in Article III hereof, shall remain in full force and effect until all of the Obligations of Borrower to Lender and each Lender Affiliate are satisfied in full.
                   (B)     Interest on Advances.
                           (i) The Borrower agrees to notify the Lender orally or in writing, by 11:00 a.m. local time, at least two (2) Business Days (with respect to Libor Loans) prior to each date it requests interest on the Advances, or a portion thereof, to be based on Libor. Each such notice shall be irrevocable and confirmed immediately by delivery to the Lender of a Libor rate request. Each Libor rate request shall specify:
                                    (a)     the date from  which  interest  is
         to  accrue  based on Libor, which shall be a London Business Day;
                                    (b)     the  aggregate  amount of Advances
         on which  interest is to be based on Libor; and
                                    (c)     the duration of the Interest period
         applicable thereto.
                           (ii) No more than three (3) Interest Periods with respect to Libor Loans shall be outstanding at any time.
                           (iii) All Libor Loans shall be in the principal amount of One Million and 00/100 ($1,000,000.00) Dollars or an integral multiple thereof.
                           (iv) On all Advances as to which Borrower has not, in accordance with the foregoing, selected to have interest based on Libor, interest shall be based on the Prime Rate as set forth in subparagraph (C)(i) below.
                   (C).    Interest Rate and Payment Dates
                           (i) Each Prime Rate Loan shall bear interest on the daily outstanding principal amount thereof for each day such Prime Rate Loan is outstanding at a rate per annum equal to the Prime Rate in effect from time to time plus the Prime Rate Margin. Such interest shall be payable in arrears on each Payment Date.
                           (ii) Each Libor Loan shall bear interest for each Interest Period applicable thereto, on the daily outstanding principal amount thereof, at a rate per annum equal to Libor plus the Libor Margin. Interest shall be payable in arrears for each Interest Period on each Payment Date.
                  (D)      Conversion and Continuation Options.
                           (i) The Borrower may elect from time to time to convert a Libor Loan to a Prime Rate Loan by giving the Lender at least one (1) Business Day's prior irrevocable notice of such election, provided that conversion of a Libor Loan to a Prime Rate Loan shall only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert a Prime Rate Loan to a Libor Loan, in each case by giving the Lender by 11:00 a.m. local time at least two (2) Business Days' prior irrevocable notice of such election. Each notice to be given by the Borrower pursuant to this paragraph, shall be confirmed by delivery to the Lender of a written notice, which shall specify:
                                    (a)    the date on which such rate
         conversion shall take effect;
                                    (b)    the  aggregate  amount of the
         Advances to be converted on such date;
                                    (c)    whether  the  Advances to be
         converted  are Libor  Loans,  or Prime Rate Loans;
                                    (d)    whether the Advances,  after
         conversion,  will be Libor Loans or Prime Rate Loans; and
                                    (e)    in the case of a Libor  Loan,  the
         duration  of the  Interest Period applicable thereto.
                  All or any part of the outstanding principal of a Libor Loan, or a Prime Rate Loan, may be converted as provided herein, provided that partial conversions shall be in an aggregate principal amount of a minimum of One Million ($1,000,000.00) Dollars or an integral multiple thereof.
                            (ii) A Libor Loan may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in this paragraph, provided that a Libor Loan may not be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to a Prime Rate Loan on the last day of the subject Interest Period.
                            (iii) If the Borrower shall fail to give notice to convert or continue a Libor Loan in the manner required by paragraphs
         (i) or (ii) above, the Borrower shall be deemed to have elected to convert the Libor Loan to a Prime Rate Loan on the last day of the Interest Period applicable thereto;
                    (E) Prepayment. Prime Rate Loans may be prepaid in whole or in part, at any time without premium or penalty. Libor Loans may be prepaid, in whole or in part, only on the last day of an Interest Period; provided, however, that any partial prepayments shall be in a principal amount of not less than $1,000,000.00, or multiples thereof. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder. All payments received on the Advances may be applied in such order as the Lender in its sole discretion shall determine.
                   (F) Indemnification. The Borrower shall indemnify the Lender against the Lender's loss or expense in employing deposits as a consequence of (i) the Borrower's failure to make any payment when due under the Advances constituting a Libor Loan, or (ii) any prepayment of a Libor Loan on a date other than the last day of the applicable Interest Period ("Indemnified Loss or Expense").
                   (G) Additional Costs. If, at any time, a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency imposes, increases or modifies any reserve or similar requirement against assets, deposits or credit extended by lenders generally, or subjects lenders generally to any tax, duty or other charge (except tax on the Lender's net income), and any of the foregoing increases the cost to the Lender of maintaining its commitment to provide Libor Loans or reduce the amount of any sum received or receivable by the Lender under the Advances which are Libor Loans, within 15 days after demand by the Lender, the Borrower agrees to pay the Lender such additional amounts as will compensate the Lender for such increased costs or reductions ("Additional Costs").
                  (H) Match Funding. The amount of such (i) Indemnified Loss or Expense, or (ii) Additional Costs outlined above shall be determined, in the Lender's sole discretion, based upon the assumption that the Lender funded 100% of that portion of the Advances to which the Libor-based rate applies in the applicable London interbank market.
                   (I) Unavailability of Interest Rate. If, at any time, (i) the Lender shall determine that, by reason of circumstances affecting foreign exchange and interbank markets generally, Libor deposits in the applicable amounts are not being offered to the Lender or Bank; or (ii) a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency shall make it unlawful or impossible for the Lender to honor its obligations under the Advances, then (A) the Lender's obligation, if any, to make or maintain a Libor Loan shall be suspended, and (B) at the Lender's discretion the applicable Libor-based rate shall, for the remainder of the term of the Loan, immediately be converted to the Prime Rate plus the Prime Rate Margin, but if so converted the indemnification obligation of Borrower under (F) above shall not apply.

5. Subparagraph 2.2(D) of the Loan Agreement is hereby modified to read as follows:
                  (D) Adjustments.The Prime Rate Margin and the Libor Margin and the Unused Commitment Fee Rate and the Term Loan Prime Rate Margin and the Term Loan Libor Margin shall be calculated based upon the quarterly financial statements of Borrower on a consolidated basis to be furnished to Lender in accordance with the terms hereof and shall be adjusted as of the first day of the month following the month in which such financial statements and the required accompanying compliance certificates are furnished by Borrower to Lender provided there are at least five (5) Business Days between the date same are so furnished to Lender and the first day of the following month. If there is less than five (5) Business Days said margins and rate shall be adjusted as of the sixth (6th) Business Day following the date said financial statements are furnished to Lender. Subject to paragraph 9.7 hereof, if said quarterly financial statements and compliance certificate are not furnished to Lender within the time period set forth in paragraph 6.1 hereof, the margins and rate shall be the highest such margin and rate until said financial statements and certificate are furnished to Lender. Notwithstanding the foregoing, for the purpose of determining the applicable margin with respect to Advances and Term Loan Advances the Prime Rate Margin and Libor Margin in effect on November 15, 1998 (minus .25% and plus 1.5% respectively) shall remain in effect and shall not be readjusted until the Lender receives the quarterly financial statements and compliance certificate of Borrower for the quarter ending March 31, 1999, subject to the preceding sentence.

6. Subparagraph 2. 4(C) of the Loan Agreement is hereby modified to read as follows:
                          (C) Early Termination Fee. If the revolving credit facility is terminated by Lender upon the occurrence of an Event of Default, or is terminated by Borrower prior to the Expiration Date or if Borrower prepays said facility prior to said Expiration Date, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower shall pay Lender upon the effective date of such termination or prepayment a fee in an amount equal to: (a) one percent (1.0%) of the Aggregate Advance Dollar Limit if such termination occurs on or prior to November 15, 1999; or (b) one half of one percent (.5%) of the Aggregate Advance Dollar Limit if such termination occurs after November 15, 1999 but on or prior to November 15, 2000. Such fee shall be presumed to be the amount of damages sustained by Lender as the result of an early termination and Borrower acknowledges that it is reasonable under the circumstances currently existing. The fee provided for in this Section shall be deemed included in the Obligations.
7. Paragraph 2.5 of the Loan Agreement is hereby modified to read as follows:
         2.5 PROCEDURES FOR ADVANCES On each Business Day Prime Rate Loans under the revolving credit facility provided for herein shall be advanced by the Lender to the Borrower pursuant to the terms and conditions of the Cash Management Services. Subject to paragraph 2.1(B) hereof with respect to Libor Loans, Borrower shall provide Lender with at least one (1) Business Day's oral notice of the requested Advance, specifying the date (the "Loan Date") and amount, which oral notice shall be promptly confirmed in writing by Borrower. Lender shall, on or after 1:00 P.M. (New York time) of the Loan Date, make the amount of the requested Advance available to Borrower, provided all conditions precedent to such loan have been met or satisfied. Each requested Advance hereunder which is to be a Libor Loan shall be in the minimum amount of $1,000,000.00 and multiples of $1,000,000.00 in excess thereof.

8.       Article II of the Loan Agreement is hereby modified to add paragraph
         2.10 as follows
         2.10 "EQUIPMENT TERM LOAN LINE" (A) Lender shall from time to time hereafter through the Equipment Line Expiration Date make loans to Borrower up to the aggregate principal sum of Two Million Five Hundred Thousand and no/100 ($2,500,000.00) Dollars. The proceeds of the loans shall be used by Borrower solely to purchase items of new Equipment acceptable to Lender. As a condition precedent to each loan, each of the following shall exist:
              (i)  No Default nor Event of Default shall exist;
             (ii) Each representation and warranty of Borrower herein shall be true and accurate as of the date of each loan and other financial accommodation;
            (iii)  Borrower  shall  deliver  to  Lender  such
                   documents,  certificates, bills of sale or
                   title  evidencing  that the  Equipment has
                   been   delivered   to,  and   accepted  by
                   Borrower,  that such Equipment is owned by
                   Borrower  free  and  clear  of any  Liens,
                   claims and encumbrances,  and establishing
                   the   purchase   price   thereof  and  the
                   location thereof;
             (iv)  Each loan  shall not  exceed the lesser of
                   (i) eighty  (80%)  percent of the purchase
                   price of the  Equipment for which the loan
                   is  requested  or  such  other  percentage
                   thereof  as  Lender  in good  faith  deems
                   appropriate  taking into consideration the
                   nature of the specific  item of Equipment,
                   or (iv) the  appraised  value of the items
                   of   Equipment   for   what  the  loan  is
                   requested;
              (v)  Borrower  shall  deliver  to  Lender  such
                   documents  and  instruments  as Lender and
                   its counsel may deem  necessary to perfect
                   Lender's   interest  in  the   Collateral,
                   including,   but  not  limited  to,  UCC-1
                   financing statements;
             (vi)  Lender shall be in receipt of such UCC and
                   other  search  results,   information  and
                   documents   as  are   necessary,   in  its
                   opinion,  to ensure  that its  interest in
                   the  item  of  Equipment  will  be a first
                   priority and exclusive security interest;
            (vii)  Borrower  shall  execute  and  deliver  to
                   Lender a duly  completed loan request form
                   and   Promissory   Note  in  the  form  of
                   Exhibits  2.10 and 2.10(A),  respectively;
                   and
           (viii) Borrower pays to Lender a fee of one half of one percent (but not less than $500.00) of the principal amount of the requested
                   Term Loan Advance.
Absent conversion to a Term Loan as set forth below, the outstanding principal balance of all such Term Loan Advances and all accrued and unpaid interest shall be due and payable on the Equipment Line Expiration date.

         (B) Provided no Default nor Event of Default exists, the outstanding balance of all Term Loan Advances under Paragraph 2.10(A) which have not previously been converted to a Term Loan shall be consolidated and converted to a Term Loan on the earlier of (i) the date(s) the Term Loan Advances not previously converted to a Term Loan equals or exceeds Five Hundred Thousand and no/100 Dollars ($500,000.00) and (ii) on each May 15th and November 15th hereafter. The principal sum of each converted Term Loan shall be payable in equal consecutive monthly installments of principal, each equal to not more than 1/36th of the sum of the amount so consolidated and converted to a Term Loan except for the final installment which shall be the unpaid principal balance. The first such installment shall be payable on the first day of the first month following the dates(s) said Term Loan Advances are converted to a Term Loan, and said installments shall continue on the same date of each month thereafter until paid in full. Upon such conversion to a Term Loan the Borrower shall execute and deliver to Lender a duly completed term loan note in the form annexed hereto as exhibit 2.10(B).
         (C)      Interest on Term Loan Advances.
                  (i) All Term Loan Advances not yet converted to a Term Loan shall be Prime Rate Loans and interest shall be based on the Prime Rate as set forth in subparagraph (D)(i) below.
                  (ii) The Borrower agrees to notify the Lender orally or in writing, by 11:00 a.m. local time, at least two (2) Business Days (with respect to Libor Loans) prior to each date it requests interest on a Term Loan, to be based on Libor, and such selection shall apply to the entire principal balance of such Term Loan. Each such notice shall be irrevocable and confirmed immediately by delivery to the Lender of a Libor rate request. Each Libor rate request shall specify:
                    (a) the date from which interest is to accrue based on Libor, which shall be a London Business Day;
                    (b) the specific Term Loan on which interest is to be based on Libor; and
                    (c) the duration of the Interest period applicable thereto.
                  (iii) No more than three (3) Interest Periods with respect to Libor Loans shall be outstanding at any time.
                  (iv) All Term Loans which are Libor Loans shall be in the original principal amount of Five Hundred and 00/100 ($500,000.00) Dollars.
                  (v) On all Term Loans as to which Borrower has not, in accordance with the foregoing, selected to have interest based on Libor, interest shall be based on the Prime Rate as set forth in subparagraph (D)(i) below.
                  (vi) Notwithstanding the foregoing, the Lender and Borrower may agree, in writing, that interest on a Term Loan may be a fixed rate of interest for the entire term of the Term Loan or calculated in some other manner, and any prepayment premium or indemnity provisions relating thereto, the terms of which may be set forth in a promissory note, accepted by Lender, evidencing such Term Loan, and/or any other writing between Lender and Borrower.
          (D).    Interest Rate and Payment Dates
                  (i) Each Prime Rate Loan which is a Term Loan Advance shall bear interest on the daily outstanding principal amount thereof for each day such Prime Rate Loan is outstanding at a rate per annum equal to the Prime Rate in effect from time to time plus the Term Loan Prime Rate Margin. Such interest shall be payable in arrears on each Payment Date.
                  (ii) Each Libor Loan which is a Term Loan shall bear interest for each Interest Period applicable thereto, on the daily outstanding principal amount thereof, at a rate per annum equal to Libor plus the Term Loan Libor Margin. Interest shall be payable monthly in arrears on the first Business Day of each month.
         (E)      Conversion and Continuation Options.
                  (i) The Borrower may elect from time to time to convert a Libor Loan which is a Term Loan to a Prime Rate Loan by giving the Lender at least one (1) Business Day's prior irrevocable notice of such election, provided that conversion of a Libor Loan to a Prime Rate Loan shall only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert a Prime Rate Loan which is a Term Loan to a Libor Loan, in each case by giving the Lender by 11:00 a.m. local time at least two (2) Business Days' prior irrevocable notice of such election. Each notice to be given by the Borrower pursuant to this paragraph, shall be confirmed by delivery to the Lender of a written notice, which shall specify:
                            (a) the date on which  such  rate  conversion  shall
                             take  effect;
                            (b)  the  specific  Term  Loan  to  be converted  on
                             such date;
                            (c) whether the Term Loan Advances to be converted are Libor Loans, or Prime Rate Loans;
                            (d)     whether the subject Term Loan, after
conversion,  will be Libor Loans or Prime Rate Loans; and
                            (e)     in the case of a Libor Loan,  the  duration
of the Interest  Period  applicable thereto.
                   (ii) A Libor Loan may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in this paragraph, provided that a Libor Loan may not be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to a Prime Rate Loan on the last day of the subject Interest Period.
                  (iii) If the Borrower shall fail to give notice to convert or continue a Libor Loan in the manner required by paragraphs (i) or (ii) above, the Borrower shall be deemed to have elected to convert the Libor Loan to a Prime Rate Loan on the last day of the Interest Period applicable thereto;
           (F) Prepayment. Prime Rate Loans may be prepaid in whole or in part, at any time without premium or penalty. Libor Loans may be prepaid, in whole or in part, only on the last day of an Interest Period; provided, however, that any partial prepayments shall be in a principal amount of not less than $250,000.00, or multiples thereof. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder. All payments received on the Term Loan Advances may be applied in such order as the Lender in its sole discretion shall determine.
          (G) Indemnification. The Borrower shall indemnify the Lender against the Lender's loss or expense in employing deposits as a consequence of (i) the Borrower's failure to make any payment when due under a Term Loan constituting a Libor Loan, or (ii) any prepayment of a Libor Loan on a date other than the last day of the applicable Interest Period ("Indemnified Loss or Expense").
          (H) Additional Costs. If, at any time, a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency imposes, increases or modifies any reserve or similar requirement against assets, deposits or credit extended by lenders generally, or subjects lenders generally to any tax, duty or other charge (except tax on the Lender's net income), and any of the foregoing increases the cost to the Lender of maintaining its commitment to provide Libor Loans or reduce the amount of any sum received or receivable by the Lender under the Term Loan Advances which are Libor Loans, within 15 days after demand by the Lender, the Borrower agrees to pay the Lender such additional amounts as will compensate the Lender for such increased costs or reductions ("Additional Costs").
         (I) Match Funding. The amount of such (i) Indemnified Loss or Expense, or (ii) Additional Costs outlined above shall be determined, in the Lender's sole discretion, based upon the assumption that the Lender funded 100% of that portion of the Term Loan Advances to which the Libor-based rate applies in the applicable London interbank market.
          (J) Unavailability of Interest Rate. If, at any time, (i) the Lender shall determine that, by reason of circumstances affecting foreign exchange and interbank markets generally, Libor deposits in the applicable amounts are not being offered to the Lender or Bank; or (ii) a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency shall make it unlawful or impossible for the Lender to honor its obligations under the Term Loan Advances, then (A) the Lender's obligation, if any, to make or maintain a Libor Loan shall be suspended, and (B) at the Lender's discretion the applicable Libor-based rate shall, for the remainder of the term of the Loan, immediately be converted to the Prime Rate plus the Term Loan Prime Rate Margin, but if so converted the indemnification obligation of Borrower under (G) above shall not apply.

9. Paragraph 3.3 of the Loan Agreement is hereby modified to read as follows:
                  3.3 EQUIPMENT Borrower hereby creates in favor of Lender and hereby grants to Lender a security interest in all of Borrower's Equipment, as such term is defined herein, whether presently owned by Borrower or hereafter acquired, and wherever located excepting only items of motor vehicle rolling stock subject to purchase money security interests in favor of third Persons and unencumbered motor vehicles more than five (5) years old, but specifically including all items of Equipment financed with the proceeds of Term Loan Advances under paragraph 2.10 hereof.

10.      Paragraph 5.14 of the Loan Agreement is hereby modified to read as follows:
                  5.14 PROCEEDS OF LOAN Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the loans will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Body, including without limitation the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. Borrower represents that the proceeds of the Advances provided for herein shall be used to finance Accounts Receivable, for working capital and to finance Permitted Acquisitions and other Acquisitions consented to in writing by Lender, and the proceeds of the Term Loan Advances shall be used to finance the acquisition of items of Equipment for which said Term Loan Advances are requested. No proceeds of any loan or other financial accommodations hereunder shall be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

11.      Article VI of the Loan Agreement is hereby modified to add paragraph
         6.17 as follows:

                  6.17     CONSUMMATION OF ACQUISITONS.
                                    (A)Borrower shall furnish to Lender a  copy
          of any letter of intent or similar document with respect to any proposed Acquisition promptly following the execution thereof but no later than three weeks after such execution. At least one (1) week prior to the anticipated date of consummation of an Acquisition, Borrower shall furnish to Lender the documents and other materials set forth on exhibit 6.17(A) annexed hereto with respect to the proposed Acquisition, provided, however, that if Borrower anticipates the Acquisition will not be a Permitted Acquisition, but rather an Acquisition that requires the consent of the Lender, said documents and materials shall be furnished to Lender at least three (3) weeks prior to the anticipated date of consummation of the Acquisition and the Borrower shall specify those aspects of the proposed Acquisition which it believes makes it not a Permitted Acquisition.
                                    (B) Not  earlier  than one (1) day prior to,
          but not later than the day of and prior to the date of consummation of any Acquisition, Borrower shall furnish to Lender an availability certificate in the form of exhibit 6.17 (B) annexed hereto, including details of any adjustment in the Purchase Price from the anticipated Purchase Price previously reported to Lender.
                                    (C) Within  thirty  (30) days  after
          consummation of an Acquisition Borrower shall furnish to Lender the documents and materials set forth on exhibit 6.17(C) annexed hereto.
                                    (D) If Lender  consents  to an  Acquisition
         which is not a Permitted Acquisition, said Acquisition shall conform to all of the terms and conditions of a Permitted
         Acquisition, as set forth on exhibit 1.86 annexed hereto, and Borrower shall comply with the requirements set forth on said exhibit 1.86, excepting only those terms and conditions the Lender agrees, in writing, do not apply to said Acquisition.

12. Paragraphs 7.2, 7.8 and 7.13 of the Loan Agreement are hereby modified to read as follows:
                  7.2      FINANCIAL COVENANTS
                           (A) Shareholders Equity. Borrower, on a consolidated basis, will not allow its Shareholder Equity to be less than an amount equal to seventy-five percent (75%) of it's Shareholders Equity as of September 30, 1998 plus sixty-five percent (65%) of all Net Income earned after September 30, 1998 plus one hundred percent (100%) of all net proceeds received after September 30, 1998 from the sale or issuance of any capital stock or similar equity instrument.
                           (B) Cash Flow Leverage Ratio. Borrower, on a consolidated basis, will not allow its Cash Flow Leverage Ratio, calculated at the end of each fiscal quarter, to be more than
                                  (i)   4.6 to 1.0 through December 31, 1998;
                                  (ii) 4.0 to 1.0 from January 1, 1999 through November 30, 1999;
                                  (iii) 3.75 to 1.0 from December 1, 1999
                                        through  November 30, 2000; and
                                  (iv)  3.50 to 1.0 from  December  1, 2000 on.
                           (C) Capital Expenditures. Borrower, on a consolidated basis, will not in any fiscal year make Capital Expenditures in excess of Three Million Two Hundred Thousand Dollars ($3,200,000.00) in the aggregate per annum.
                           (D) Fixed Charge Coverage Ratio. Borrower, on a consolidated basis, will not allow its Fixed Charge Coverage Ratio, calculated at the end of each fiscal quarter, to be less than
                               (i)      1.0 to 1.0 through November 30, 1999;
                               (ii) 1.15 to 1.0 from December 1, 1999 through November 30, 2000; and
                               (iii) 1.25 to 1.0 from December 1, 2000 on. Compliance with the foregoing covenants, shall be calculated on the financial statements of Borrower as of the end of each fiscal quarter and of the Borrower on a consolidated basis. If during any fiscal quarter, commencing with the quarter ending September 30, 1998, Borrower consummated any Acquisition, for the purposes of calculating the foregoing covenants, the financial results for the subject period of the Acquired Entity shall be included in the consolidated financial statements of the Borrower as if the Acquisition occurred on the first day of the period for which said covenants are calculated.
                  7.8 PREPAYMENTS OF INDEBTEDNESS Borrower will not prepay or obligate itself to prepay in whole or in part, or redeem the Subordinated Convertible Debentures, any other Subordinated Debt or any Capital Leases, except that provided no Event of Default exists Borrower may prepay its obligations under Capital Leases in conjunction with and from the proceeds of a refinancing of said Capital Leases which refinancing is on financial and other terms more favorable to Borrower than the Capital Leases being so refinanced. Borrower shall notify Lender in writing of any such refinancing.
                  7.13 MAINTAIN CORPORATE EXISTENCE AND NATURE OF BUSINESS (A) Borrower will not allow its corporate existence to be other than in good standing and will not, without the prior written consent of Lender, dissolve or liquidate, or merge or consolidate with or acquire or affiliate with any other business entity including any acquisition of the assets of any other Person or form any Subsidiary other than a Permitted Acquisition, provided that upon not less than ten (10) days prior written notice to Lender (i) any Borrower may be merged into any other Borrower, and (ii) any Borrower may be dissolved if the business of such Borrower is to be continued by any other Borrower.
                           (B) Borrower will not change its name without furnishing to Lender at least ten (10) days prior written notice thereof.
                           (C) Borrower will not utilize any trade name not set forth on Exhibit "A" without furnishing to Lender at least ten (10) days prior written notice thereof.
                           (D) Borrower will not change the nature of its business.

13.      Article VIII of the Loan Agreement is hereby  modified to add paragraph
         8.17 as  follows:
         8.17 CHANGE IN CONTROL If after the date hereof any event or other transaction occurs, without the written consent of Lender, as a result of which there is a change in ownership or control of the voting capital stock of CD&L so that any Person owns or controls more than 25% of said voting stock.

14.      Borrower represents that:
         (a) each and every representation heretofore made by Borrower in the Loan Agreement and the other Loan Documents is true and correct as of the date of this Modification Agreement, except that the representations as to the financial condition of the Borrower are deemed to be updated to reflect the financial condition of Borrower as of the date of the most recent financial statements furnished to Lender and the attached schedules are deemed to replace the corresponding schedules in the Loan Agreement,
         (b) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Modification Agreement and the other Loan Documents provided for herein, which has not been obtained and which remains in full force and effect,
         (c) Borrower has the power to execute, deliver and carry out this Modification Agreement and all documents executed in connection herewith, and this Modification Agreement and such other documents are valid, binding and enforceable as against Borrower in accordance with their terms,
         (d) no material adverse change in the financial condition of Borrower has occurred since the date of the most recent financial statements of Borrower submitted to Lender, and the information contained in said statements and reports is true and correctly reflects the financial condition of Borrower and such Obligors as of the dates of the statements and reports, and such statements and reports have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading, and
         (e)          No Default or Event of Default exists under the Loan
Agreement.

15. Each Borrower hereby confirms the security interests and liens granted by Borrower to Lender in and to the Collateral in accordance with the Loan Agreement and other Loan Documents as security for its Obligations to Lender.

16. Borrower agrees to pay any and all expenses, including reasonable counsel fees and disbursements, incurred by Lender in connection with the preparation, negotiation and execution of this Modification Agreement and all other Loan Documents provided for herein.

17. In consideration of Lender entering into this Modification Agreement, Borrower shall pay to Lender, contemporaneous with the execution hereof, an $18,750.00 Facility Fee.

18. This Modification Agreement is intended to supplement and modify the Loan and Security Agreement dated as of July 14, 1997 as modified between Lender and Borrower and the rights and obligations of the parties under said Loan and Security Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrower to Lender are incorporated herein by reference. If there is a conflict between any of the provisions heretofore entered into and the provisions of this Modification Agreement, then the provisions of this Modification Agreement shall govern.

19. This Modification Agreement shall be construed in accordance with the substantive laws of the State of New Jersey without regard to conflict of laws.

20. This Modification Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                             CONSOLIDATED DELIVERY & LOGISTICS, INC.,


                             BY:  /s/ Albert W. Van Ness
                             NAME: Albert W. VanNess, Jr.
                             TITLE: Chairman and C.E.O.


                             CLAYTON/NATIONAL COURIER SYSTEMS, INC.


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             NATIONAL EXPRESS COMPANY, INC.,


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             CLICK MESSENGER SERVICE, INC.,


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             CLICK MESSENGER SERVICE OF N.Y., INC.,

                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             OLYMPIC COURIER SYSTEMS, INC.,


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             SECURITIES COURIER CORPORATION


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             SILVER STAR EXPRESS, INC.


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             SUREWAY AIR TRAFFIC CORPORATION


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President


                             SUREWAY LOGISTICS CORPORATION


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President

                             KBD SERVICES, INC.


                             BY:  /s/ Mark Carlesimo
                             NAME: Mark Carlesimo
                             TITLE: Vice President

                             FIRST UNION COMMERCIAL CORPORATION

                             By:  /s/ Georgios C. Kyvernitis
                             Name:  Georgios C. Kyvernitis
                             Title:  Vice President